SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                Amendment No. 1




Date of Report (Date of earliest event reported)   October 3, 2005
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                       BestNet Communications Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          Nevada                      001-15482                 86-1006416
 ---------------------------    ----------------------     --------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification Number)



              5075 Cascade Rd. SE, Suite A. Grand Rapids, MI 49546
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               (Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   ---------------

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ITEM 8.01.   OTHER EVENTS


     On October 3, 2005, BestNet Communications Corp. entered into a new facility lease for its corporate offices. The term of this lease is 24 months and provides for monthly payments of $1,465 beginning on November 1, 2005. The new office space is approximately 1,000 square feet. The Company's new corporate address will be 2850 Thornhills Ave., Suite C, Grand Rapids, MI 49546. This is expected to reduce our monthly lease expense by any approximately $3,000 per month.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


Exhibits            Title

   99               Copy of new facilities lease.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Stanley L. Schloz
                                               --------------------------------
                                                      Stanley L. Schloz
                                                      President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Chief Financial Officer




Date: October 4, 2005